EXHIBIT 10.33


                                 VIADOR, INC.
                                 ------------

                       CONVERTIBLE PROMISSORY NOTE AND
                       -------------------------------

                          WARRANT PURCHASE AGREEMENT
                          --------------------------

THIS CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT, is made and entered into as of the ________ day of March, 2002, between Viador Inc., a Delaware corporation (the "Company"), and Heungyeung Yeung (the "Lender").
                           -------                               ------

                                   RECITALS
                                   --------

     A. The Lender desires to lend to the Company, and the Company desires to borrow from the Lender, the amount of Three Million Dollars ($3,000,000) (the "Loan"). The Loan will be evidenced by a series of convertible promissory
      ----
notes in the substantially the forms attached hereto as Exhibits A and B (each a "Note," and collectively, the "Notes"). Pursuant to the terms and conditions
   ----                          -----
set forth therein, each Note will, at the option of the Lender, be converted into shares of the Company's common stock, par value $0.001 per share (referred to herein as the "Common Stock").
                  ------------

     B. In connection with the Loan, the Company has also agreed to issue warrants to purchase additional shares of Common Stock, pursuant to Section 3 hereof.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lender agree as follows:

     1. Agreement to Lend, Issuance of the Notes.
        ----------------------------------------

        1.1 Subject to the terms and conditions hereof, the Lender covenants and agrees to purchase from the Company and the Company agrees to sell and issue to the Lender:

             1.1.1 on the Initial Closing Date (as defined in Section 4), a
Note in a principal amount of One Million Dollars ($1,000,000), in the form attached hereto as Exhibit A (the "Initial Note"); and
                                   ------------

             1.1.2 on each Subsequent Closing Date (as defined in Section 4), a
Note in the principal amount equal requested by the Company as set forth in any Loan Request (as defined in Section 1.2) delivered by the Company to the Lender with respect to which the Lender has not purchased a Note in the form attached hereto as Exhibit B (each such Note a "Subsequent Note"), provided that the
                                       ---------------
amount of such Subsequent Note will in no event exceed Two Hundred Thousand Dollars ($200,000).

The Initial Note and the Subsequent Note together will hereinafter be referred to from time to time as the "Notes".
                             -----

        1.2 The Lender's obligation to deliver payment for the purchase of any Subsequent Note from the Company is subject to the following conditions:

             1.2.1 Delivery to the Lender of written notice from the Company setting forth the principal amount requested by the Company (the "Loan
                                                                  ----
Request") at least fifteen days before the Subsequent Closing Date (as defined
-------
in Section 4.1).

             1.2.2 None of the following events having occurred (each event a "Default Event"):
 -------------

                   (a) Any event which has a material adverse effect on the business, operations, properties, financial condition, or prospects of the Company and would materially impair the ability of the Company to perform its obligations under this Agreement and any of the Notes and Warrants.

                   (b) The closing of a debt or equity financing or other financial arrangement by the Company involving proceeds to the Company of One Million dollars ($1,000,000) or more from investors not related to the Lender that results in such investors holding twenty-five percent (25%) or more of the Company's outstanding securities.

                   (c) Any material change in the composition of the Company's management team.

                   (d) Any sale, lease, assignment, transfer, or other conveyance of all or substantially all of the assets of the Company, or any consolidation or merger involving the Company or any reclassification or other change of any stock, or any recapitalization of the Company, or any transaction or series of related transactions in which, in any such case, stockholders of the Company prior to such consolidation, merger, reclassification, reorganization or similar transaction cease to hold, directly or indirectly, at least fifty percent (50%) of the voting power of the corporation.

        1.3 If the Lender fails to deliver funds requested by the Company by Subsequent Closing Date (as defined in Section 3.2):

                   (a) any right under the Subsequent Warrant (as defined in Section 3.2) that is not exercisable pursuant to Section 4(a) of the Subsequent Warrant will not in any event become exercisable thereafter and will be deemed forfeited and invalid as set forth in Section 4(c) thereof; and

                   (b) the Lender will have no further obligation under this Agreement.

     2. Note Conversion.  Subject to the terms and conditions set forth in the
        ---------------
Notes, the Lender will have the option to convert any or all outstanding principal amount of any Note and the unpaid interest accrued thereon into the Common Stock at a price per share of $0.05984.


     3. The Warrants.
        ------------

        3.1 In connection with the purchase and sale of the Initial Note, the Company will issue to the Lender a warrant to purchase Three Million Three Hundred Thirty-three Thousand Three Hundred Thirty-three (3,333,333) shares of Common Stock at an exercise price of $0.06 (the "Initial Warrant"). The
                                                  ---------------
Initial Warrant will be substantially in the form set forth in Exhibit B attached hereto.

        3.2 In connection with the purchase and sale of the Subsequent Notes, the Company will issue to the Lender a warrant to purchase Three Million Three Hundred Thirty-three Thousand Three Hundred Thirty-three (3,333,333) shares of Common Stock at an exercise price of $0.06 (the "Subsequent Warrant"). The
                                                 ------------------
Subsequent Warrant will be substantially in the form set forth in Exhibit C attached hereto. The Subsequent Warrant and the Initial Warrant together will hereinafter be referred to from time to time as the "Warrants".
                                                     --------

        3.3 After consideration of all relevant factors, the Company and the Lender hereby agree that, solely for purposes of Section 1.1273-2(h) the Treasury Regulations of the Internal Revenue Code of 1986, as amended:

             3.3.1 the amount of the Lender's investment allocable to the Initial Warrant is less than the product of (a) .0025, (b) the number of full years to maturity of the Initial Note, and (c) the stated principal amount of the Initial Note; and

             3.3.2 the amount of the Lender's investment allocable to the Subsequent Warrant is less than the product of (a) .0025, (b) the number of full years to maturity of the Subsequent Note, and (c) the stated principal amount of the Subsequent Note.

     4. Closing.
        -------

        4.1 The closing of the transactions contemplated by Sections 1 and 3 hereof (the "Closing") will take place at the offices of Brobeck, Phleger &
             -------
Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303, at 4:00 P.M. California time or at such other place as may be mutually acceptable to the Lender and the Company, and (a) with respect to the transactions contemplated by Sections 1.1.1 and 3 hereof, on the date hereof (such Closing, the "Initial Closing" and the date thereof, the "Initial Closing
                    ---------------                             ---------------
Date"), and (b) with respect to the transactions contemplated by Section 1.1.2
----
hereof, on the date set forth on the Subsequent Note being issued thereat (such Closing, the "Subsequent Closing" and the date thereof, the "Subsequent Closing
              ------------------                             ------------------
Date"), provided that such Subsequent Closing Date will in no event be a date
----
earlier than the 15th day following delivery of the applicable Loan Request.

        4.2 At the Initial Closing: (a) the Company will deliver to the Lender
(i) the Initial Note dated as of the Initial Closing Date, in the principal amount of One Million Dollars ($1,000,000), and (ii) the Warrants, each dated as of the Initial Closing Date, and (b) the Lender will deliver payment to the Company, by wire transfer, of One Million Dollars ($1,000,000).

        4.3 At each Subsequent Closing, (a) the Company will deliver to the Lender a Subsequent Note dated as of the Subsequent Closing Date, in the amount set forth on the most recent Loan Request received by the Lender (the "Subsequent Note Amount"), and (b) the Lender will deliver payment to the
 ----------------------
Company, by wire transfer, of funds equal to the Subsequent Note Amount.

     5. Limit on Number of Shares Issuable.  In no event will the Lender,
        ----------------------------------
without the prior written consent of the Company's Board of Directors, be entitled to convert any of the Notes or exercise any of the Warrants if such conversion or exercise would result in the Lender holding a total number of shares of the Company's voting stock (including all shares of the Company's voting stock (if any) that are then held by the Holder) that exceeds that number of shares which is equal to 49.9% of the Company's total issued and outstanding shares of voting stock as of the date of such conversion or exercise.

     6. Representations and Warranties of the Company.  The Company hereby
        ---------------------------------------------
represents and warrants to the Lender that:

        6.1 Organization, Good Standing and Qualification.  The Company is a
            ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business.

        6.2 Authorization.  All corporate action on the part of the Company,
            -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes and the Warrants (collectively, the "Loan Agreements"), the performance of all obligations of
                    ---------------
the Company hereunder and thereunder, the authorization, issuance and delivery of the Notes and the Warrants, being sold hereunder, and the authorization and issuance (or reservation for issuance) of the Common Stock issuable upon exercise of the Warrants and upon conversion of the Notes has been taken or will be taken prior to the Closing. The Loan Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

        6.3 Valid Issuance.  The Notes and the Warrants, when issued, sold and
            --------------
delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and, based in part upon the representations of the Lender (and any assignee of any Note or Warrant) contained in this Agreement, the offer, issue and sale of the Notes and Warrants are exempt from the registration and prospectus requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered
                                         --------
or qualified (or are exempt from registration or, qualification) under the registration, permit or qualification requirements of California Corporate Securities Law of 1968, as amended.

        6.4 Governmental Consents.  No consent, approval, qualification, order
            ---------------------
or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, or the offer, sale or issuance of the Notes and the Warrants by the Company, except such filings as have been made prior to the Closing, any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the 1933 Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor, and any filings required in connection with the perfection of any security interests.

        6.5 Foreign Investor Representation.  If the Lender is not a United
            -------------------------------
States person, the Lender hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to acquire any of the Notes or the Warrants or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of any of the Notes or the acquisition of any of the Warrants, or any securities into which such Notes or Warrants are convertible or exercisable,
(ii) any foreign exchange restrictions applicable to such purchase or acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Notes, Warrants or any securities into which any of the Notes or Warrants are convertible or exercisable. The Lender's subscription and payment for, and its continued beneficial ownership of the Notes, Warrants or any securities into which any of the Notes or Warrants are convertible or exercisable, will not violate any applicable securities or other laws of its jurisdiction.

     7. Representations and Warranties of Lender.  The Lender hereby represents
        ----------------------------------------
and warrants to the Company, with respect to each Note and Warrant acquired by the Lender and the Common Stock issuable in connection therewith, that:

        7.1 Purchase Entirely for Own Account.  This Agreement is made with
            ---------------------------------
 Lender in reliance upon Lender's representation to the Company, which by Lender's execution of this Agreement Lender hereby confirms, that the Note, the Warrant, the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants (collectively, the "Securities") to be received
                                                  ----------
by Lender will be acquired for investment for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Securities. Lender represents that it has full power and authority to enter into this Agreement, the Notes and the Warrants. Lender represents that it is a resident of, or has its principal place of business in, the state indicated in its address set forth on the signature page hereto.

        7.2 Accredited Investor; Disclosure of Information.  Lender is an
            ----------------------------------------------
"accredited investor" within the meaning of Rule 501 of Regulation D of the 1933 Act, as presently in effect. Lender has received sufficient information concerning the Company to enable it to evaluate an investment in the Company. Lender has had an opportunity to ask questions concerning the Company and the transactions contemplated hereby.

        7.3 Restricted Securities.  Lender understands that the Securities are
            ---------------------
characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances. In this connection, Lender represents that it is familiar with Rule 144 promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     8. Registration, Transfer and Exchange of Notes and Warrants.
        ---------------------------------------------------------

        8.1 Register.  The Company will keep, at its sole cost and expense,
            --------
books for the registration of the Notes as to both principal and interest, and the registration of any transfer of the Notes and Warrants (the "Register").
                                                                 --------
Included in the Register will be notations as to whether Notes have been converted, accelerated or prepaid or otherwise paid or cancelled, and, in the case of mutilated, destroyed, lost or stolen Notes or Warrants, whether such Notes or Warrants have been replaced. The failure of the Company to make a notation in the Register will in no way affect the validity of any sale, transfer or assignment of any Note or Warrant made in compliance with this Agreement.

        8.2 Transfer.  The Lender will, upon compliance with the conditions to
            --------
transfer set forth in this Agreement and the Loan Agreements, be entitled, to transfer any Note or Warrant in any manner permitted by applicable law and to the registration of such transfer by the Company in the name of such transferee or transferees as will be specified by the relevant Lender. In connection with any such transfer and at all other times hereunder, the Lender will be entitled to surrender any Note or Warrant to the Company together with a written request for the issuance of one or more new Notes or Warrants, specifying the denomination or denominations thereof and, in the case of a transfer of any Note or Warrant, the name and address of the new transferee or transferees. Promptly thereafter, the Company will issue a new Note or Warrant in the same form, in the same aggregate principal amount as the Note or Warrant being surrendered, registered in the name specified in the written request from the Lender. Each Note or Warrant presented or surrendered for reissuance and registration of a new Note or Warrant will be endorsed, or, in the case of a transfer of any Note or Warrant, will be accompanied by a duly executed written instrument of transfer in form satisfactory to the Company.

        8.3 Reliance on Register.  Any notations made by the Company in the
            --------------------
Register pursuant to the terms of this Section 8 will, in the absence of manifest error, be conclusive evidence as among the parties hereto of the matter described in such notation, and the Company will be entitled to rely on any information contained in the Register. The Company may treat the person in whose name any Note or Warrant is registered on the Register as the absolute owner of such Note or Warrant for all purposes, and all payments in respect of the Notes or Warrant made to any such person or upon such person's order will satisfy and discharge the liability of the Company on such Note or Warrant to the extent of the sum or sums so paid.

        8.4 Mutilated, Destroyed, Lost or Stolen Notes.  In case any Note or
            ------------------------------------------
Warrant will become mutilated or defaced, or be destroyed, lost or stolen, the Company will execute and deliver a new Note or Warrant of like principal amount in exchange and substitution for the mutilated or defaced Note or Warrant, or in lieu of and in substitution for the destroyed, lost or stolen Note or Warrant. In the case of a mutilated or defaced Note or Warrant, the Lender will surrender such Note or Warrant to the Company. In the case of any destroyed, lost or stolen Note or Warrant, the Lender will furnish to the Company (i) evidence to the Company's satisfaction of the destruction, loss or theft of such Note or Warrant, and (ii) such security or indemnity as may be reasonably required by the Company to hold the Company harmless.

     9. State Securities Laws.
        ---------------------

        9.1 California.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF
            ----------
THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     10. Further Limitations on Disposition.
         ----------------------------------

        10.1 Without in any way limiting the representations set forth above, the Lender further agrees not to make any disposition of all or any portion of the Securities unless and until each of the following have been satisfied:

        10.2 There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (i) the Lender will have notified the Company of the proposed disposition and will have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, the Lender will have furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such Securities under the 1933 Act.

        10.3 If such transfer is not being made pursuant to Rule 144 or a registration statement under the 1933 Act, the transferee will have agreed in writing, for the benefit of the Company, to be bound by this Section 10, provided and to the extent this Section 10 is then applicable.

        10.4 Each Security may bear one or all of the following legends:

                 (a) "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS SECURITY UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT."

                 (b) Any legend required by the laws of the State of California or required by applicable corporations or securities laws of any other state.

     11.   Conditions of Lender's Obligations.  The obligations of the Lender
           ----------------------------------
under this Agreement are subject to the fulfillment before the Closing, of each of the following conditions:

        11.1 Performance.  The Company will have performed and complied with
             -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

        11.2 Qualification Under State Securities Laws.  All registrations,
             -----------------------------------------
qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this agreement and the offer, sale, issuance and delivery to Lender of the Note and Warrant will have been obtained.

        11.3 Proceedings and Documents.  All corporate and other proceedings
             -------------------------
and actions taken in connection with the transactions contemplated hereby and all certificates, agreements, instruments and documents mentioned herein or incident to any such transaction will be in form and substance reasonably satisfactory to legal counsel for Lender.

     12.   Conditions of the Company's Obligations.  The obligations of the
           ---------------------------------------
Company to each and every Lender under this Agreement are subject to the fulfillment on or before the Closing, of each of the following conditions by each the Lender:

        12.1 Payment of Purchase Price.  The Lender will have delivered to the
             -------------------------
Company the Lender's Note Amount on or before the Closing.

        12.2 Qualification Under State Securities Laws.  All registrations,
             -----------------------------------------
qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this agreement and the offer, sale, issuance and delivery to Lender of the Note and the Warrant will have been obtained.

     13.   Miscellaneous.
           -------------

        13.1 Finder's Fee.  Each party represents that it neither is nor will
             ------------
be obligated for any finder's fee or commission in connection with the transactions contemplated by this Agreement. The Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Lender or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and to hold harmless the Lender from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

        13.2 Entire Agreement.  This Agreement, together with the Notes and the
             ----------------
Warrants, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

        13.3 Amendments and Waivers.  Any term of this Agreement may be amended
             ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Lender. Any amendment or waiver effected in accordance with this paragraph will be binding upon each future holder of any securities acquired hereunder and the Company.

        13.4 Successors and Assigns.  Except as otherwise provided herein, the
             ----------------------
terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        13.5 Severability.  If one or more provisions of this Agreement are
             ------------
held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

        13.6 Governing Law.  The construction, validity and interpretation of
             -------------
this Agreement will be governed by the laws of the State of California, without regard to principles of conflicts or choice of law.

        13.7 Expenses.  The Company will bear all reasonable legal and other
             --------
expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement, including $60,000 in consulting fees payable to Lender.

        13.8 Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                             VIADOR INC.


                                     By:
                                         ---------------------------------
                                            Nate Cammack,
                                            Chief Financial Officer

                                     Address:  977 Benecia Avenue
                                               Sunnyale, CA 94085



      (Signature page to Convertible Note and Warrant Purchase Agreement)

LENDER:


                                     By:
                                            --------------------------------
                                     Name:
                                            --------------------------------
                                     Title:
                                            --------------------------------

                                     Address:
                                            --------------------------------


      (Signature page to Convertible Note and Warrant Purchase Agreement)

                                  EXHIBIT A
                                  ---------

                             FORM OF INITIAL NOTE

                                  EXHIBIT B
                                  ---------

                           FORM OF SUBSEQUENT NOTE

                                  EXHIBIT C
                                  ---------


                          FORM OF INITIAL WARRANT

                                  EXHIBIT D
                                  ---------

                         FORM OF SUBSEQUENT WARRANT